UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 12, 2005

Hutchinson Technology Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-14709	41-0901840
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 West Highland Park Drive N.E., Hutchinson, Minnesota		55350
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(320) 587-3797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 12, 2005, our board of directors approved the terms of the Fiscal Year 2006 Management Bonus Plan of Hutchinson Technology Incorporated and Fiscal Year 2006 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated, descriptions of which are filed as Exhibits 10.1 and 10.2, respectively, and incorporated by reference in this Current Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2005, our board of directors amended our restated by-laws to (i) refer to officer posisions in multiple corporate divisions, (ii) provide that the board of directors shall designate a natural person to succeed the chairman of the board in the event of the absence or disability of both the chief executive officer and the president of the corporation and (iii) incorporate additional defined terms into the restated by-laws. Our restated by-laws, as amended, are filed as Exhibit 3.1 and incorporated by reference in this Current Report.

Item 9.01 Financial Statements and Exhibits.

We are filing on this Current Report the form of non-statutory stock option agreement (employee) and incentive stock option agreement (employee) utilized in connection with our Amended and Restated 1996 Incentive Plan, in addition to the descriptions of our Fiscal Year 2006 Management Bonus Plan of Hutchinson Technology Incorporated and Fiscal Year 2006 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated and our restated by-laws.

(c) Exhibits.

3.1 Restated By-Laws, as amended October 12, 2005, of Hutchinson Technology Incorporated
10.1 Description of Fiscal Year 2006 Management Bonus Plan of Hutchinson Technology Incorporated
10.2 Description of Fiscal Year 2006 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated
10.3 Form of Non Statutory Stock Option Agreement (Employee) under the Amended and Restated 1996 Incentive Plan of Hutchinson Technology Incorporated
10.4 Form of Form of Incentive Stock Option Agreement (Employee) under the Amended and Restated 1996 Incentive Plan of Hutchinson Technology Incorporated

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hutchinson Technology Incorporated

October 18, 2005	By:	John A. Ingleman

Name: John A. Ingleman
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Restated By-laws, as amended October 12, 2005, of Hutchinson Technology Incorporated
10.1	Description of Fiscal Year 2006 Management Bonus Plan of Hutchinson Technology Incorporated
10.2	Description of Fiscal Year 2006 BioMeasurement Division Bonus Plan of Hutchinson Technology Incorporated
10.3	Form of Non Statutory Stock Option Agreement (Employee) under the Amended and Restated 1996 Incentive Plan of Hutchinson Technology Incorporated
10.4	Form of Form of Incentive Stock Option Agreement (Employee) under the Amended and Restated 1996 Incentive Plan of Hutchinson Technology Incorporated